Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 26, 2016	/s/ CHARLES E. ADAIR
Charles E. Adair

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 21, 2016	/s/ DE LYLE W. BLOOMQUIST
De Lyle W. Bloomquist

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 21, 2016	/s/ C. DAVID BROWN, II
C. David Brown, II

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 18, 2016	/s/ MARK E. GAUMOND
Mark E. Gaumond

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 20, 2016	/s/ JAMES F. KIRSCH
James F. Kirsch

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 22, 2016	/s/ THOMAS I. MORGAN
Thomas I. Morgan

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 23, 2016	/s/ LISA M. PALUMBO
Lisa M. Palumbo

Power of Attorney
KNOW ALL MEN BY THESE PRESENTS, that the person whose signature appears below constitutes and appoints Frank A. Ruperto and Michael R. Herman, his true and lawful attorneys-in-fact, with full power in each to act without the other and with full power of substitution and resubstitution, to sign in the name of such person and in each of his offices and capacities with Rayonier Advanced Materials Inc. (the “Company”), the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2015, together with any amendments thereto, and to file same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission.

Dated:	January 28, 2016	/s/ RONALD TOWNSEND
Ronald Townsend